UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2024

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVGI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On October 30, 2024, Commercial Vehicle Group, Inc. (“Company” or “CVG”) and its wholly-owned subsidiary CVG FSE, LLC (“Seller” and collectively with CVG, the “Seller Parties”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with FSE Diya, Inc., a Delaware corporation (“Buyer”).

Under the terms of the Purchase Agreement, Buyer will purchase substantially all of the assets of Seller’s business of manufacturing and selling control panels, electro-mechanical systems, chassis integration, and cable assemblies and providing related engineering services (the “Business”). The transactions contemplated by the Purchase Agreement are referred to as the “Transaction”. The Transaction closed simultaneously with the signing of the Purchase Agreement (the “Closing”).

Pursuant to the terms of the Purchase Agreement, the aggregate consideration to be paid by Buyer to Seller in connection with the Transaction is (i) One Million Five Hundred Thousand Dollars ($1,500,000) (the “Base Purchase Price”), as adjusted pursuant to the Purchase Agreement, plus (ii) the earnout payments if and when payable up to One Million Five Hundred Thousand Dollars ($1,500,000) (the “Purchase Price”). At the Closing, Buyer paid to Seller an aggregate amount equal to (i) Base Purchase Price, plus (ii) whether positive or negative, the estimated adjustment amount, of which (x) Five Hundred Thousand Dollars ($500,000) was paid by delivery of a promissory note made by Buyer to the Seller and (y) the remainder paid in cash, by wire transfer of immediately available funds on the date of Closing.

Each of the Seller Parties and Buyer has provided customary representations, warranties and covenants in the Purchase Agreement. The Purchase Agreement contains customary indemnification rights. The Purchase Agreement includes certain restrictive covenants for a period of three (3) years commencing on the Closing Date, including non-competition and non-solicitation covenants.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Transition Services Agreement

In connection with entering into the Purchase Agreement, the parties entered into a negotiated transition services agreement (“TSA”), dated October 30, 2024.

The foregoing description of the TSA does not purport to be complete and is qualified in its entirety by the full text of the TSA, a copy of which is attached hereto as Exhibit 2.2, and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2024, the Company and Richard Tajer, President of Electrical Systems, reached a separation agreement (the “Separation Agreement”) pursuant to which Mr. Tajer will cease being President of Elecrical Systems effective immediately and cease being an employee effective December 31, 2024.

Pursuant to the Separation Agreement, Mr. Tajer will receive separation compensation partly as provided for in the change in control & non-competition agreement (the “CIC Agreement”) currently in place between the Company and Mr. Tajer. Pursuant to the Separation Agreement:

1.From November 1, 2024 to December 31, 2024, Mr. Tajer will serve as an employee, and be paid at his current rate of pay, reporting to the then current President of Electrical Systems; and

1.Pursuant only to that certain CIC Agreement, the Company will continue to pay Mr. Tajer his salary in accordance with the Company’s payroll practices for a period of twelve (12) months from January 1, 2025 to December 31, 2025, subject to the terms of the CIC Agreement, including but not limited to non-competition and non-solicitation restrictions.

Other than as provided for in the Separation Agreement, Mr. Tajer is not entitled to any other compensation or payments, except for vesting of outstanding equity awards pursuant to the terms of the applicable award agreements that will occur between the date of the Separation Agreement and December 31, 2024.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the full text of the Separation Agreement, a copy of each of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 8.01 Other Events.

Peter Lugo has joined the Company as President of our Electrical Systems segment, effective November 1, 2024. Mr. Lugo most recently held the role of Senior Vice President, Electrical Products & Engineered Solutions at Southwire, where he led the development and execution of the overall business strategy resulting in sustainable growth through organic and M&A activity, including five acquisitions. Prior to his work at Southwire, Mr. Lugo held progressive leadership roles at Bullard, Eaton Corp., Phillips Petroleum, Switchgear Systems, and General Electric. He holds a bachelor’s degree in electrical engineering from Polytechnical University of Puerto Rico.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of October 30, 2024 by and among FSE Diya, Inc., CVG FSE, LLC and Commercial Vehicle Group, Inc. *
2.2	Transition Services Agreement dated as of October 30, 2024 by and among FSE Diya, Inc., CVG FSE, LLC and Commercial Vehicle Group, Inc.*
10.1	Separation Agreement between the Company and Richard Tajer dated October 31, 2024.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Asset Purchase Agreement and Transition Services Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the Securities and Exchange Commission upon request by the Commission.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address business performance, financial condition, activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, including but not limited to risks described in the Company’s SEC filings. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect events or circumstances that subsequently occur or of which it subsequently becomes aware.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

October 31, 2024	By:	/s/ Aneezal H. Mohamed
	Name:	Aneezal H. Mohamed
	Title:	Chief Legal Officer